                          MEDICAL DEVICE ALLIANCE INC.

                                 EXHIBIT 10.23

                             CO-MARKETING AGREEMENT

                                    BETWEEN

                            MDA CAPITAL INCORPORATED

                                      AND

                           McGHAN MEDICAL CORPORATION

                                      AND

                              LySONIX INCORPORATED

                             CO-MARKETING AGREEMENT

          This CO-MARKETING AGREEMENT (this "Agreement"), dated as of January 1, 1998, is made and by and among McGhan Medical Corporation, a California corporation ("MMC"), LySonix, Inc., a Nevada corporation ("LySonix") and MDA Capital, Inc., a Nevada corporation ("MDA Capital") with reference to the following:

          A. To meet competition in their respective markets, MMC and LySonix have agreed to co-market their products to certain of their customers under terms which will involve LySonix selling its equipment and related products ("LySonix Products") to customers who will commit to purchase a specified number of MMC implant products ("MMC Products") over a set period of time (the "Commitment Period").

          B. Prior hereto, and pursuant to an agreement (as amended and in effect from time to time, the "Master Agreement") between MDA Capital and LySonix, MDA Capital has agreed to acquire from LySonix LySonix Products and provide financing directly to purchasers of such LySonix Products ("Customer Financing") pursuant to the terms and conditions set forth in the Master Agreement.

          C. MMC, LySonix and MDA Capital now desire to provide for certain agreements that will permit MMC and LySonix to co-market their products with the financial participation of MDA Capital under circumstances where each of MMC and LySonix (or MDA Capital) will be the seller of their respective products, MDA Capital will provide Customer Financing, and MMC will act as collecting agent from the purchasers of MMC Products and LySonix Products, on its own behalf and on behalf of MDA Capital, all on the terms and conditions set forth herein.

          NOW THEREFORE, in consideration of the foregoing and of the mutual agreements hereinafter set forth, the parties hereto agree as follows:

          1. Definitions. The following terms shall have the respective meanings as used in this Agreement or the Schedule or Exhibits hereto:

          "Co-Marketed Products" shall mean MMC Products and LySonix Products when co-marketed by MMC and LySonix to a customer pursuant to the terms of this Agreement.

          "Co-Marketing Funds Transfer Agreement" shall have the meaning ascribed to such term in Section 3(b) of this Agreement.

          "Commitment Period" shall have the meaning ascribed to such term in the recitals to this Agreement.

          "Customer Financing" shall have the meaning ascribed to such term in the recitals to this Agreement.

      "Customer Financing Documents" shall mean secured transaction documents entered into among MMC, LySonix and MDA Capital on one part and the customer for Co-Marketed Products or another part and comprising part of the Sale Documents.

     "Financing Payments" shall have the meaning ascribed to such term in
Section 3(b) of this Agreement.

     "Funds Transfer Fee" shall mean the Funds Transfer Fee as described in
Section 8(a) of this Agreement.

     "Gross Revenues" shall have the meaning ascribed to such term in Section 6(b) of this Agreement.

     "LySonix" shall have the meaning ascribed to such term in the first paragraph of this Agreement.

     "LySonix Products" shall have the meaning ascribed to such term in the recitals to this Agreement.

     "LySonix Purchase Credit" shall have the meaning ascribed to such term in
Section 2(c) of this Agreement.

     "LySonix Terms" shall have the meaning ascribed to such term in Section 2(b) of this Agreement.

     "Master Agreement" shall have the meaning ascribed to such term in the recitals to this Agreement.

     "MDA Capital" shall have the meaning ascribed to such term in the first paragraph of this Agreement and shall include any assignee of any rights or obligations of MDA Capital hereunder.

     "MMC" shall have the meaning ascribed to such term in the first paragraph of this Agreement.

     "MMC Products" shall have the meaning ascribed to such term in the recitals to this Agreement.

     "Sale Documents" shall mean all documents entered into with a customer in connection with a sale of Co-Marketed Products.

     2.   Co-Marketing.

          (a) MMC and LySonix shall, in order to meet competition, co-market their respective products on the terms and conditions set forth in this Agreement.

          (b) In the event MMC or LySonix determines that it is reasonably necessary to meet competition for a customer or potential customer of MMC Products or LySonix Products, respectively, to be offered the opportunity to acquire LySonix Products or MMC Products, respectively, then LySonix and MMC shall co-market LySonix Products and MMC Products, respectively, to such customer or potential customer at the rates and on the terms set forth on
Schedule 2(b) hereto as amended and in effect from time to time (the "LySonix Terms").

          (c) MMC and LySonix shall document any transaction with a customer using Sales Documents substantially in the form of Exhibit 2(c) hereto, such Sale Documents to make clear that MMC is the seller of MMC Products and LySonix (or MDA Capital) is the seller of LySonix Products to such customer. In addition, each such purchase form shall provide that (i) payments made to MMC for the purchase of Co-Marketed Products shall be received and accounted for by MMC as payment for each of (A) the MMC Products purchased and sold, (B) the LySonix Products purchased and sold and (C) applicable sales tax and (ii) a specified amount of each such payment shall be credited to the purchase of the LySonix Products (the "LySonix Purchase Credit").

          (d) MMC and LySonix hereby covenant and agree to use their respective best efforts in the control and distribution of their inventory to maintain at all times a first priority allocation of their respective inventories to supply commitments of Co-Marketed Products resulting from transactions entered into pursuant to this Agreement.

     3.   Financing; Payments and Collection.

          (a)  In connection with the sale of Co-Marketed Products pursuant to
Section 2 of this Agreement, MDA Capital shall provide Customer Financing, subject to (i) the purchaser of LySonix Products satisfying the credit and other qualifications established by MDA Capital and applicable from time to time and
(ii) there not having occurred and then continuing any default by MMC or LySonix under this Agreement or any other document or instrument executed and delivered by LySonix or MMC pursuant to this Agreement.

          (b) The terms of any Customer Financing shall be as set forth in an addendum to this Agreement and the Master Agreement in substantially the form of
Exhibit 3(b) hereto (a "Co-Marketing Funds Transfer Agreement"). Pursuant to the terms of such Co-Marketing Funds Transfer Agreement, (i) MDA Capital shall acquire from LySonix the Lysonix Products specified therein, (ii) the amount of the LySonix Purchase Credit for each payment to MMC shall be established and
(iii) MMC shall agree to receive specified amounts of the agreed payments by the customer over the Commitment Period in consideration of the purchase and sale of the Co-Marketed Products (A) as agent for MDA Capital for (1) payment of the principal obligation of the customer under the Customer Financing Documents and
(2) agreed sums payable to MDA Capital under the terms of the Co-Marketing Funds Transfer Agreement for (a) MDA Capital's services under this Agreement and the Co-Marketing Funds Transfer Agreement and (b) taxes attributable to the sale of the LySonix Products (collectively, the "Financing Payments") and (B) on account of the Funds Transfer Fee. The parties agree and acknowledge that the aggregate amount of the Financing Payments payable under clauses (iii)(A)(1) and
(iii)(A)(2) will not equal the LySonix Purchase Credit. Sums not payable to MDA Capital,

LySonix or MMC as Financing Payments or Funds Transfer Fees under clauses
(iii)(A)(1), (iii)(A)(2) and (iii)(B) above shall be the property of MMC.

               (c) LySonix hereby agrees to sell to MDA Capital and MDA Capital hereby agrees to purchase from LySonix the LySonix Products identified in each Co-Marketing Funds Transfer Agreement in a manner and at such time as shall be reasonably necessary to effect the sale of the Co-Marketed Products described in such Co-Marketing Funds Transfer Agreement in accordance with this Agreement and the LySonix Terms.

          4.   Appointment; Scope of Duties; and Standard of Responsibility.

               (a) Appointment of Collecting Agent. MDA Capital hereby appoints MMC as, and MMC agrees to act as, collecting agent for MDA Capital under the Customer Financing Documents entered into pursuant to the terms of the Co-Marketing Funds Transfer Agreements, for the account of MDA Capital and as MDA Capital's exclusive representative and agent.

               (b) Scope of Collecting Agent Duties. MMC shall receive and hold in trust for the benefit of MDA Capital from each payment received under any Sale Documents an amount equal to the Financing Payments due with respect to such payment received. MMC shall separate and hold apart such amounts and shall account to MDA Capital with respect to all amounts received as provided in
Section 6(a) of this Agreement. MMC shall transfer to MDA Capital all Financing Payments in its possession or under its control periodically pursuant to Section 5(b).

               (c) Standard of Responsibility. MMC further agrees to use all necessary and reasonable measures and to exercise the care of a fiduciary in all aspects of the receipt, possession and disposition of the Financing Payments.

          5.   Collection and Disbursement of Revenues.


     (a) MMC shall collect all Gross Revenues of whatever nature from Co-Marketed Products. In fulfilling its duties hereunder, MMC shall

               (i) Deposit of Collections. Establish and maintain in a bank, whose deposits are insured by the Federal Deposit Insurance Corporation and which is reasonably acceptable to MDA Capital, an interest bearing account in the name of MMC, as trustee, for the deposit of amounts equal to all Financing Payments collected by MMC in connection with the sale of Co-Marketed Products. MDA Capital and MMC agree and acknowledge that all interest or other income earned on funds in such account shall be the property of MDA Capital and shall be reported under MDA Capital's tax identification number.

               (ii) Required Transfers. From the funds deposited in such account, MMC shall disburse Financing Payments transferable under Section 3(b) of this Agreement and the applicable Co-Marketing Funds Transfer Agreement, plus all interest accrued in such account (in excess of any balance required to maintain such account), for the account of MDA Capital on a monthly basis concurrent with the delivery of the report due pursuant to Section 6(a) of this Agreement.

          (b) MDA Capital shall establish and maintain with the bank maintaining the account pursuant to Section 5(a)(i) an account to which the transfers required pursuant to Section 5(a)(ii) may be made.

     6. Financial Records and Reports. MMC shall keep and maintain accurate, complete and separate records in connection with all sums received for the sale of Co-Marketed Products. In fulfilling its duties, MMC shall:

          (a) Monthly Statements. Prepare and deliver to MDA Capital (with a copy of LySonix), within five business days of the end of the previous month, a monthly statement (i) showing in detail the gross payments received in connection with sales of Co-Marketed Products ("Gross Revenues") during such month, (ii) indicating on which customers' and transactions' accounts such Gross Revenues were received, (iii) identifying any delinquent accounts and (iv) setting forth the transfers of Financing Payments for the previous month's
Gross Revenues (with copies of all payments received and transfers made if so requested by MDA Capital).

          (b) Monthly Reconciliation. Within five business days of receipt of each monthly report delivered pursuant to Section 6(a), LySonix and MDA Capital shall deliver to MMC a reconciliation to amounts reflected in the report delivered pursuant to Section 6(a). Such reconciliation shall include an identification of all delinquent accounts. To the extent any discrepancies exist between the initial report and such reconciliation, the parties shall meet and confer prior to the end of the month in which such reports were delivered to agree on a final reconciliation.

          (c) Records. Permit and accord MDA Capital the right to inspect, during usual business hours or at any other reasonable time, all records maintained in connection with the payments made in connection with sales of Co-Marketed Products and to cause such audits as they consider appropriate to be performed of all such accounting books and records. MMC's books and records shall be maintained in accordance with generally accepted accounting principles to be applied on a consistent basis. In the event that an annual audit is requested by MDA Capital and the Gross Revenues or Financing Payments in connection with sales of Co-Marketed Products are misstated by more than three percent (3%) of the actual figure, all audit fees and related expenses will be borne by MMC.

     7. Taxes. Each of MMC and LySonix shall be responsible for timely payment of all taxes and other charges due or claimed to be due from it by federal, state or local taxing authorities (including, without limitation, those due in respect to properties, income, franchises, licenses, sales or payrolls) relating to the sale of their respective Co-Marketed Products. If MDA Capital is deemed the seller of LySonix Products in a transaction subject to tax, MDA Capital shall be responsible for the calculation and timely payment of such tax with respect to such LySonix Products. Each party has the duty to provide all information reasonably required by another party to file all tax reports and tax returns required to be filed by such other party. Amounts relating to taxes with respect to LySonix Products included in a transaction subject to a Co-Marketing Funds Transfer Agreement shall be received and forwarded by MMC together with other Financing Payments under Section 3(b).

          8.   Compensation.

               (a) MMC. For services rendered pursuant to this Agreement, MMC shall be entitled to receive from the Gross Revenues from the sale of Co-Marketed Products a fee equal to the Funds Transfer Fee set forth in each respective Co-Marketing Funds Transfer Agreement, such fee shall be calculated by MMC and paid periodically by MMC to itself pursuant to this Agreement.

               (b) MDA Capital. For services rendered pursuant to this Agreement and the Co-Marketing Funds Transfer Agreements, MDA Capital shall be entitled to receive a fee equal to the Financing Fee set forth in each respective Co-Marketing Purchase Agreement. Such fee shall be calculated by MMC and paid as part of the Financing Payments transfer.

          9.   Customer Defaults.

               (a) General. In the event the monthly report delivered by MMC pursuant to Section 6(a) or the reconciliation delivered by MDA Capital or LySonix pursuant to Section 6(b) shall initially indicate that a customer of Co-Marketed Products is in default under its payment or purchase obligations, MMC's sole responsibility shall be to contact, in consultation with MDA Capital, such customer to seek timely payments; provided, however, that if MDA Capital has notified MMC or MDA Capital's intent to exercise MDA Capital's enforcement or collection rights under the Customer Financing Documents with respect to a customer, then MMC shall cease collection efforts with respect to such client until otherwise notified by MDA Capital. In the event MMC's efforts to contact such customer do not result in a cure of the customer's default, MDA Capital assumes full responsibility for enforcement and collection of the Financing Payments.

               (b) Customer Equipment Payoff. In the event a customer determines to pay off in advance of the scheduled final payment date under the Financing Documents such customer's purchase of the LySonics Products purchased, MDA Capital and MMC agree that from such payoff proceeds MDA Capital shall be entitled to receive and retain an amount equal to the amount that when added to the amounts previously received by MDA Capital on account of such LySonix Products equals the total MMC Funds Transfer Commitment as set forth on Annex A hereto and MMC shall be entitled to receive and retain the balance of such payoff proceeds.

         10.  Term and Termination.

              (a) Term. This Agreement shall be effective as of the date hereof, and shall continue until the termination by one of the parties hereto pursuant to the term of this Agreement. Notwithstanding termination, the obligations of MMC with respect to the receipt, maintenance and disposition of Financing Payments shall not cease.

            (b)  Termination.

               (i) MDA Capital reserves the right to terminate this Agreement immediately upon written notice in the event that MMC or LySonix is in breach of any material obligation under this Agreement or any document or instrument executed and delivered by MMC or LySonix pursuant to this Agreement.

               (ii) Each party reserves the right to terminate this Agreement, upon [ninety (90)] days' written notice to the other parties.

     11.  Miscellaneous Provisions.

          (a) Notices. Notices, demands and requests of any kind which either party may be required or desire to serve upon the other hereunder shall be in writing and signed by the party so giving notice, and shall be effective when personally delivered or telecopied with a mailed confirming copy or 24 hours after dispatch by Federal Express or equivalent overnight delivery service, carriage prepaid, or 72 hours after dispatch by regular mail, postage prepaid addressed to:

          MMC:

          McGhan Medical Corporation
          700 Ward Drive
          Santa Barbara, CA 93111
          Attn: C. Scott Eschbach, Ph.D.
          Facsimile: 805-967-6469

          LySonix:

          LySonix, Inc.
          1170 Mark Avenue
          Carpinteria, CA 93013
          Attn: Michael Glove
          Facsimile: 805-684-0170

          MDA Capital:

          MDA Capital, Inc.
          3800 Howard Hughes Parkway, Suite 1800
          Las Vegas, NV 89109
          Attn: Lon McGhan
          Facsimile: 702-791-3267

or to such other address as any party may from time to time designate pursuant to this Section 11(a).

          (b) Governing Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of California applicable to contracts made and to be performed wholly within such State, and without to the conflicts of laws principles thereof.

          (c) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart.

          (d) Successors in Interest. Each and all of the covenants, agreements, terms and provisions of this Agreement shall be binding on and inure to the benefit of the parties hereto, and, to the extent permitted by this Agreement, their respective successors and assigns.

          (e) Integration. This Agreement, together with the MDA Capital Master Agreement, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of such parties in connection herewith. This Agreement may not be changed, terminated or discharged orally.

          (f) Severability. In the event that any provisions of the Agreement or part thereof shall be held invalid, illegal or unenforceable in any respect by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provisions or part hereof.

          (g) Waivers. The failure of any party to seek redress for violation of or to insist upon the strict performance of any covenant or condition of this Agreement shall not prevent a subsequent act, which would have originally constituted a violation, from having the effect of any original violation.

          (h) Headings. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof.

          (i) Rights and Remedies Cumulative. The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any participant shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights at law or in equity.

          (j) Attorney's Fees. In any action or proceeding brought by either party hereto to enforce any provision of this Agreement or to seek damages for a breach of any provision hereof, or where any provision hereof is successfully asserted as a defense, the prevailing party shall be entitled to recover reasonable attorney's fees in addition to any other available remedy.

                           [Signature page to follow]

     IN WITNESS WHEREOF, the parties hereto have executed this Co-Marketing Agreement upon the date first written above.


                                        McGHAN MEDICAL CORPORATION,
                                        a California corporation

                                        By: /s/ [SIG]
                                           ------------------------------------
                                           Its: PRESIDENT
                                               --------------------------------


                                        LYSONIX, INC.,
                                        a Nevada corporation

                                        By: /s/ MICHAEL F. GIAVE
                                           ------------------------------------
                                           Its: PRESIDENT
                                               --------------------------------


                                        MDA CAPITAL, INC.,
                                        a Nevada corporation

                                        By: /s/ NIKKI MOSELEY
                                           ------------------------------------
                                           Its: PRESIDENT
                                               --------------------------------

                                 SCHEDULE 2(b)

                                 LYSONIX TERMS



     Sale Price: Equal to 60% of LySonix, Inc.'s transaction strike price (stated price to customer).

                                  EXHIBIT 2(c)

                              CUSTOMER SALES FORMS


1.   Breast implant and Upcharge Agreement.

2.   Sales Worksheet.

                            McGHAN MEDICAL / LYSONIX
        BREAST IMPLANT / ULTRASONIC SURGICAL SYSTEM COLLECTION AGREEMENT


This Agreement is established between McGhan Medical Corporation ("McGhan") and

----------------------------------------------------------------------
Name:
----------------------------------------------------------------------
Address:
----------------------------------------------------------------------
Phone:
----------------------------------------------------------------------
("Physician").

Physician has purchased a Lysonix System from Lysonix, Inc. / MDA Capital, Inc.

Physician wishes to satisfy the payment for the Lysonix System by purchasing McGhan products with an added charge.

McGhan wishes to sell breast implants with an added charge and forward on behalf of Physician the appropriate portion of the added charge for McGhan products purchased by Physician to satisfy the payment terms associated with Lysonix System.

McGhan and Physician also agree to the following:

     Physician agrees to:

          A. Purchase from McGhan a minimum of ______ of the McGhan Medical Style ______ Breast Implants ("Implant") within a ______ year period, commencing on ________________ (date) and ending on ___________________ (date).

          B.   Purchase a minimum of ______ Implants every six months.

          C. Pay a price of $______ for each Implant; such price including a base price of $______, an added charge of $______, and an applicable sales tax on the purchase of the Lysonix System of $______.

     McGhan agrees to:

          A. Collect a payment for the Implants from Physician and forward to MDA Capital, Inc. a payment for the Lysonix System on behalf of Physician.

          B. Periodically, notify MDA Capital, Inc. of Physician's performance under this Agreement.

In the event Physician wishes to satisfy this Agreement by purchasing a McGhan implant other than that defined in Physician Section A of the Agreement, McGhan will establish a standard price for the desired implant and Physician will pay the standard price plus the added charge and sales tax increments as specified in Physician Section C of this Agreement.

Should the Physician fail to fulfill any obligation of this Agreement, McGhan will notify MDA Capital, Inc. of such failure to perform. Such notification could result in MDA Capital, Inc. enforcing the purchasing agreement terms, and may involve removal of the Lysonix System.

Physician understands the McGhan is not responsible to make any payments to MDA Capital, Inc., which have not been paid to McGhan by Physician under this Agreement.



---------------------------------------------------    ------------------------
  Surgeon Signature                                    Date


---------------------------------------------------    ------------------------
  McGhan Medical Representative Signature              Date

                             McGHAN MEDICAL/LYSONIX
                 ULTRASONIC SURGICAL SYSTEM AND BREAST IMPLANT


                               UPCHARGE WORKSHEET


A. Breast Implant Style _____________________________________________

B. Number of Augmentations Per Year _________________________________

C. Breast Implant Price  $___________________________________________

D. Desired LySonix System ___________________________________________
   (Workstation, Generator only, or Generator with Irrigator)

E. Desired Payment Period: _______________________ yr(s)
   (1 or 2 years)

F. Number of Implants to be Included in Payment Plan ________________ (B times 2 Implants times E)

G. LySonix System Price $____________________________________________

H. State Tax @ ___________% = $_________________
               (G x % Tax)

I. Less LySonix System Down Payment (optional) < $___________________>

J. Net LySonix System Payment Balance $______________________________
   (G plus H minus I)

K. Implant Upcharge for LySonix System: $____________________________ (J divided by F)

L. Total Implant Cost including LySonix System: $____________________
   (C plus K)




________________________________    _________________________________
LySonix Regional Manager            McGhan Medical Regional Manager

                                  EXHIBIT 3(b)

                 FORM OF CO-MARKETING FUNDS TRANSFER AGREEMENT

                  McGHAN MEDICAL CORPORATION/MDA CAPITAL, INC.



       This CO-MARKETING PURCHASE AGREEMENT is entered into as of the date set forth below between MDA Capital, Inc., a Nevada corporation ("MDA Capital") and McGhan Medical Corporation, a California corporation ("MMC") with reference to the following facts:

       WHEREAS MDA Capital, LySonix and MMC have entered into a Co-Marketing Agreement dated as of January 1, 1998; capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Co-Marketing Agreement.

       WHEREAS LySonix and MMC have agreed to co-market their respective products to the customer identified below (the "Customer") pursuant to the terms of the Co-Marketing Agreement (the "Transaction").

       WHEREAS in connection with the Transaction, LySonix and MMC have entered into the Sale Documents identified in Annex B hereto.

       WHEREAS MDA Capital has agreed to provided Customer Financing in connection with the Transaction pursuant to the terms of this Co-Marketing Purchase Agreement.

       NOW, THEREFORE, in consideration of the premises and the mutual representations, covenants and agreements of the parties contained herein, the parties agree as follows:

       1. Purchase; Financing. MDA Capital is concurrently herewith purchasing from LySonix and LySonix is concurrently transferring and conveying to MDA Capital the equipment identified in the Sale Documents in consideration of the payment by MDA Capital to LySonix of the purchase price set forth in an invoice being concurrently delivered by LySonix to MDA Capital. MDA Capital hereby agrees to provide financing to the Customer pursuant to the Customer Financing Documents identified in Annex C hereto. MDA Capital interest rate charged will be the higher of 10%, or the Prime Rate plus 1-1/2% annual simple interest.

       2.     Payment and Collection of Gross Revenues and Financing Payments.

       (a) The parties agree that MMC shall act as collecting agent with respect to all Gross Revenues to be received in connection with the Transaction and all Financing Payments to be included therein, which Financing Payments shall be received, held and disposed of in accordance with the Co-Marketing Agreement.

       (b) The parties agree that the schedule included in Annex A hereto of the (i) Customer, (ii) Purchase Price, (iii) Gross Revenues, (iv) Commitment Period, (v) Financing Payments, (vi) Financing Fee, (vii) LySonix Purchase Credit and (viii) MMC Sales Fee, the MMC

        Sales Fee accurately sets forth the terms of the transaction between the parties hereto as contemplated hereby and by the Co-Marketing Agreement with respect to the Transaction.

                IN WITNESS WHEREOF, the parties hereto have executed this Co-Marketing Purchasing Agreement as of the date set forth above.

                                       McGHAN MEDICAL CORPORATION,
                                       a California corporation

                                       By:
                                          -------------------------------------
                                          Its:
                                              ---------------------------------

                                       MDA CAPITAL, INC.,
                                       a Nevada corporation

                                       By:
                                          -------------------------------------
                                          Its:
                                              ---------------------------------

                                                                         ANNEX A
                                        TO CO-MARKETING FUNDS TRANSFER AGREEMENT

                        Terms of Financing and Payments
                        -------------------------------

A.   Date:

B.   Transaction Reference:

C.   Customer:

D.   Equipment:

E.   MMC Style No.:                                              Style No.______

F.   Equipment Gross Price:                                         $_______

G.   Sales Tax (%/Total):                                        _______%/______

H.   Equipment Price to Customer:                                   $_______

I.   Less LySonix Agreed Discount Percent (%):                        _______%

J.   MDA Capital/MMC Discounted Price:                              $_______

K.   MDA Capital Financing Fee:
     1.   Total:                                                    $_______
     2.   Per Unit (K-1/L.1.a):                                     $_______

L.   Commitment Period:
     1. MMC Implant Commitment (a. Units/b. Price/c. Price +        a._______/b. $_______/
        Tax/d. Period):                                             c. $_______/d. _______
     2. Periodic Commitment (a. Units/b. Period):                   a._______/b._______

M.   LySonix Purchase Credit (Applicable Upcharge) (H/L.1.a):        $_______

N.   MMC Funds Transfer Commitment:
     1. Total (G + J + K1):                                          $_______
     2. Unit (N/L.1.a):                                              $_______

O.   MMC Funds Transfer Fee:
     1. Unit (M-N.2):                                                $_______
     2. Total (O.1 x L.1.a):                                         $_______